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                                                                     Exhibit 10a
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                  FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
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          THIS FIRST  AMENDMENT  TO  REVOLVING  CREDIT  AGREEMENT  (this  "First
     Amendment") is made and entered into as of November 9, 2001, by and among STEIN MART, INC., a Florida corporation (the "Borrower"), the several banks and other financial institutions party hereto (the "Lenders"), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "Administrative Agent").

                              W I T N E S S E T H:
                              --------------------

          WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Revolving Credit Agreement, dated as of June 28, 2001 (the "Existing Agreement;" capitalized terms used and not otherwise defined or amended in this First Amendment shall have the meanings respectively assigned to them in the Existing Agreement);

          WHEREAS, pursuant to the Existing Agreement, the Lenders severally, to the extent of their respective Commitments on a ratable basis up to the total of each Lender's Commitment, established for the Borrower a $135,000,000 senior revolving credit facility with a $10,000,000 swingline and a $10,000,000 letter of credit sub-facility thereunder, all upon the terms and conditions, and subject to the limitations, set forth in the Existing Agreement;

          WHEREAS, the Borrower, as of the end of the fiscal quarter ended September 29, 2001, is in violation of certain of the financial covenants contained in the Existing Loan Agreement, in particular those covenants contained in Section 6.1 (Consolidated Adjusted Debt to Consolidated EBITDAR Ratio) and Section 6.2 (Fixed Charge Coverage Ratio), and such violations would constitute an Event of Default under the Existing Agreement if not waived as provided herein;

          WHEREAS, the Borrower has requested the Lenders and the Administrative Agent to waive the Borrower's non-compliance with the foregoing financial covenants for the fiscal quarter ended September 29, 2001 (but for no future fiscal quarter) and the Event of Default arising from such non-compliance, and the Required Lenders and the Administrative Agent have agreed to do so, but only upon the terms and conditions set forth herein; and

          WHEREAS, the parties hereto have consulted with, and obtained the representation and advice of, their respective legal counsel with regard to the terms and conditions of this First Amendment, and each party has had the opportunity to participate fully in the drafting of this First Amendment;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrower, the Required Lenders and the Administrative Agent agree as follows:

                               A G R E E M E N T:
                               ------------------

          1. Recitals. The recitals set forth above are true and correct and the parties hereto agree to be bound thereby.

          2. Purpose of Amendment. The purpose of this First Amendment, as set forth in the Recitals hereof, is to waive, for the fiscal quarter ended September 29, 2001, the Borrower's non-compliance with the financial covenants contained in Section 6.1 and Section 6.2 of the Existing Agreement and the Event of Default arising therefrom and, in connection therewith and in consideration thereof, to make certain modifications and amendments to the Existing Agreement, all as provided herein. The willingness of the Required Lenders and the Administrative Agent to enter into this First Amendment is subject to (i) the acknowledgment by the Borrower and the Guarantor of their respective obligations to the Lenders, the Issuing Bank and the Administrative Agent, (ii) the waiver by the Borrower and the Guarantor of any and all claims and defenses existing as of the date hereof with regard to repayment of the Obligations, and (iii) each and all of the other terms and conditions set forth herein.

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          3. Waiver of  Covenant  Defaults.  Pursuant to Section  10.2(b) of the
     Existing Agreement, the Lenders and the Administrative Agent hereby waive compliance by the Borrower with Section 6.1 and Section 6.2 of the Existing Agreement for the fiscal quarter ended September 29, 2001; provided, however, the Borrower acknowledges and agrees that such waiver is only applicable to the fiscal quarter ended September 29, 2001 and no others. The Borrower, the Lenders and the Administrative Agent understand and agree that the foregoing waiver shall be effective upon execution hereof by all parties, shall satisfy all notice and consent provisions contained in the Existing Agreement that may pertain or apply to the actions of the parties as set forth herein, and shall apply only to the specific items and events described herein, for the purposes set forth herein, and shall not apply to any other provisions of the Existing Agreement or any other of the Loan Documents, nor to any future events, defaults, violations or requirements, whether or not the same or of a similar nature. Nothing herein is or shall be deemed to be a waiver of any other Default or Event of Default (including, without limitation, any Event of Default under Section 6.1 or Section 6.2 for any period other than as noted herein) under the terms of the Existing Agreement.

          4. Amendments to Existing Agreement. In consideration of the waiver set forth in paragraph 3 of this First Amendment and as a condition of such waiver, the Existing Agreement is amended as of the effective date hereof as follows:

             A. From and after the effective date hereof, the terms "Applicable Margin" and "Applicable Percentage" under "ARTICLE I
          - DEFINITIONS; CONSTRUCTION" of the Existing Agreement shall be redefined as set forth below; provided, however, prior to the effective date hereof, the definitions of said terms as set forth in the Existing Agreement shall continue to be applicable:

                     "Applicable  Margin"  shall  mean, as of any date, (i) with respect to all Eurodollar Borrowings outstanding on such date, 1.75%, and (ii) with respect to all Base Rate Borrowings outstanding on such date, 0.75% and, in each case, shall not be subject to adjustment.

                     "Applicable  Percentage"  shall  mean, as of any date, with respect to the commitment fee, 0.375%.

             B. From and after the effective date hereof, the "Pricing Grid" attached to the Existing Agreement as Schedule I is hereby deleted in its entirety and not replaced.

          5. Amendment Fee; Legal Fees and Costs. No amendment fee shall be charged by the Administrative Agent or any Lender in connection with this First Amendment. However, the Borrower shall pay all legal fees and costs incurred by the Administrative Agent in connection with the preparation, execution and delivery of this First Amendment, which legal fees and costs shall be due and payable by the Borrower on the effective date hereof.

          6. Execution of Required Documents. Concurrently with the execution hereof, the Borrower shall, and shall cause the Guarantor to, execute and deliver to the Lenders and/or to the Administrative Agent, as applicable, any and all documents and instruments as may be required or requested by the Lenders and/or the Administrative Agent in connection herewith, each in form and substance acceptable to the Lenders and/or the Administrative Agent, as applicable.

          7. No Waiver by Lenders, Administrative Agent, Etc. Notwithstanding the agreement of the Administrative Agent and the Required Lenders to enter into this First Amendment and to modify and amend the Existing Agreement as set forth herein, the Borrower acknowledges and agrees that, by so agreeing to enter into this First Amendment and to modify and amend the Existing Agreement as set forth herein, the Lenders and the Administrative Agent shall not be deemed to have waived (or to be estopped from asserting) any provisions of the Existing Agreement, including without limitation, any existing or future Default or Event of Default thereunder (except as otherwise set forth in paragraph 3 hereof) and, if the Borrower now or at any time in the future shall be in breach of any of the provisions of the Existing Agreement or if any Default or Event of Default has occurred and is continuing thereunder, the Administrative Agent and/or the Lenders, as applicable, shall be entitled to withhold further funding of Borrowings or issuance of Letters of Credit at any time and to exercise any of its or their other default rights and remedies under the Existing Agreement or any other Loan Document, from time to time, upon
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     notice  to the Borrower and the Guarantor, and that no failure or delay  on the part of the Administrative Agent or any Lender in exercising any right or remedy under the Existing Agreement or under any other Loan Document and no course of dealing with the Borrower and/or the Guarantor, on the one hand, and the Administrative Agent and/or such Lender, on the other hand, shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy under the Existing Agreement or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder.

          8. Acknowledgment of Outstanding Obligations. The Borrower and the Guarantor hereby acknowledge, certify and agree that pursuant to the Existing Agreement, (i) Lenders have made Eurodollar Loans to the Borrower that are outstanding as of the date hereof in the aggregate principal amount of $120,000,000 and Base Rate Loans to the Borrower that are outstanding as of the date hereof in the aggregate principal amount of $-0-, (ii) the Administrative Agent has made Swingline Loans to the Borrower that are outstanding as of the date hereof in the aggregate principal amount of $-0- and (iii) the Issuing Bank has issued Letters of Credit on behalf of or for the account of the Borrower in the aggregate face amount of $2,058,980; the Borrower's obligation to pay the outstanding amounts under such Existing Agreement to the Lenders, the Administrative Agent and/or the Issuing Bank is not subject to any defense, claim, counterclaim, setoff, right of recoupment, abatement or other determination whatsoever; including without limitation, any usury or lender liability claim or defense, arising out of the Loans or the issuance of any Letter of Credit or any past relationship between or among the Borrower, the Lenders, the Administrative Agent and/or the Issuing Bank that can be asserted by the Borrower either to reduce or eliminate all or any part of its liability for the Obligations or to seek affirmative relief or damages of any kind or nature from the Lenders, the Administrative Agent and/or the Issuing Bank. The Borrower further acknowledges that to the extent that any such claim should in fact exist, including without limitation, any usury or lender liability claim, it is being fully, finally, and irrevocably released. The Borrower hereby acknowledges and agrees that an Event of Default exists under the Existing Agreement as referenced in paragraph 3 hereof and that the Lenders and the Administrative Agent are under no obligation whatsoever to restructure the Loans or any of the Loan Documents. In consideration of the terms and conditions of this First Amendment, made at the Borrower's request, the Borrower on behalf of itself and its respective successors and assigns hereby fully, finally and irrevocably releases the Lenders, the Administrative Agent and the Issuing Bank, and their respective officers, directors, affiliates, subsidiaries, parents, representatives, agents, shareholders, attorneys, employees, predecessors, successors and assigns (collectively, the "Released Parties") from any and all defenses, counterclaims, offsets, cross-claims, claims and demands of any kind or nature existing as of the date of this First Amendment, including without limitation, any usury or lender liability claims or defenses, whether known or unknown, and whenever and howsoever arising, relating to the Loans or the Letters of Credit, or any past relationship between the Borrower and any of the Released Parties. In addition, the Borrower hereby agrees not to commence, join in, prosecute, or participate in any suit or other proceeding in a position adverse to that of any of the Released Parties arising directly or indirectly from any of the foregoing matters. The Borrower further agrees that, from and after the effective date hereof, the Loans and the Letters of Credit are and shall continue to be governed by the terms and provisions of the Existing Agreement, as modified and amended by this First Amendment.

          9. Representations and Warranties. The Borrower represents, warrants and agrees that:

              (a) The   execution,   delivery  and  performance  of  this  First
     Amendment has been duly authorized by all requisite action of the Borrower, corporate or otherwise.

              (b) The Loan Documents are in full force and effect on and as of the effective date hereof.

              (c) Each  of  the  representations,   warranties,  covenants   and
     agreements of the Borrower set forth in the Existing Agreement and the other Loan Documents are true, correct and remain with the same force and effect as if each were separately stated herein and made as of the effective date hereof.

              (d) The Borrower and the Administrative Agent, the Lenders and/or the Issuing Bank, as applicable, are in full compliance with all covenants and agreements established under the Loan Documents as of the effective date hereof after giving effect to the waiver provided herein.
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              (e) Based  on  the  waiver  of  certain   defaults as set forth in
     paragraph 3 above, no Default or Event of Default exists under the Existing Agreement as of the effective date hereof.

          10. Ratification of Loan Documents. The Borrower and the Guarantor hereby ratify and approve the Existing Agreement and each of the other Loan Documents in their entirety, and acknowledge and agree that the Existing Agreement and such other Loan Documents are legal, valid and binding obligations of the Borrower and the Guarantor and are enforceable by the Administrative Agent, the Lenders and/or the Issuing Bank, as applicable, against the Borrower and the Guarantor in accordance with their respective terms.

          11. Counterparts; Facsimile Signatures; Effectiveness of First Amendment. This First Amendment may be executed in one or more counterpart copies, each of which constitutes an original, but all of which, when taken together, shall constitute one agreement binding upon all of the parties hereto. Further, the parties may execute facsimile copies of this First Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party; provided, however, any party executing this First Amendment by facsimile signature agrees to promptly provide an original executed copy of this First Amendment to the Administrative Agent. Notwithstanding execution of this First Amendment by the Borrower, the Guarantor and each of the Required Lenders party hereto, this First Amendment shall not be or become effective and binding upon the parties until executed and accepted by the Administrative Agent in its capacity as such on behalf of the Lenders.

          12. Governing Law, Etc. This First Amendment shall be governed by and construed in accordance with the applicable terms and provisions of Section
     10.5 Governing Law; Jurisdiction; Consent to Service of Process of ARTICLE X - MISCELLANEOUS of the Existing Agreement, which terms and provisions are incorporated herein by reference.

          13. No Other Modifications. Except as hereby amended, no other term, condition or provision of the Existing Agreement shall be deemed modified or amended, and this First Amendment shall not be considered a novation.

          14. Complete Agreement. This First Amendment constitutes the complete agreement between the parties hereto with regard to the matters set forth herein and incorporates all prior discussions, agreements and representations made in respect of such matters.





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